UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: November 11, 2010 Date of earliest event reported: February 10, 2010
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

(b) Resignation of Gail D. Fosler from the Caterpillar Inc. Board of Directors

On February 10, 2010, the Company filed an 8-K reporting that the Board of Directors (the “Board”) accepted Ms. Fosler’s resignation from the Board, effective as of the expiration of her current term at the Company’s annual meeting of stockholders in 2011.

Ms. Fosler notified the Company on November 5, 2010 that she intends to retire from the Board effective December 31, 2010 in order to accelerate the expansion of her business, The GailFosler Group.  This filing modifies the Company’s 8-K filing made on February 10, 2010.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

	By:	/s/James B. Buda
Dated: November 11, 2010		James B. Buda
Vice President and Chief Legal Officer